Davis Equity Portfolio
Davis Financial Portfolio
Davis Real Estate Portfolio

Portfolios of
Davis Variable Account Fund, Inc.
Supplement dated March 3, 2025
to the Statement of Additional Information dated April 30, 2024

Thomas Gayner has resigned as a Director of Davis Variable Account Fund, Inc. effective as of March 3, 2025. As such, references to Mr. Gayner are removed from the Statement of Additional Information.